UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 9, 2017

USA TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	001-33365	23-2679963
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Deerfield Lane, Suite 300
Malvern, Pennsylvania 19355
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: 610-989-0340

n/a

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

As previously disclosed in its Current Report on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on November 15, 2017 (the “Closing 8-K”),  USA Technologies, Inc. (the “Company”) completed its acquisition of  Cantaloupe Systems, Inc. (“Cantaloupe”) on November 9, 2017, pursuant to an Agreement and Plan of Merger dated November 6, 2017 (the “Merger Agreement”) by and among the Company, USAT, Inc., a wholly owned subsidiary of the Company, Cantaloupe,  and Shareholder Representative Services LLC, as stockholders’ representative.

The above description of the Merger Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 to the Current Report on Form 8-K of the Company that was filed with the Commission on November 7, 2017.

The Company is filing this Amendment to the Closing 8-K to provide the financial statements of Cantaloupe required under Item 9.01(a) and the pro forma financial information required under Item 9.01(b).

Item 9.01. Financial Statements and Exhibits

(a)    Financial statements of business acquired.

Included herein as Exhibit 99.1.

(b)    Pro forma financial information.

Included herein as Exhibit 99.2.

(d)   Exhibits.

Exhibit No.	Description

23.1	Consent of Independent Auditors (Moss Adams LLP)

99.1

Audited financial statements of Cantaloupe Systems, Inc. as of and for the years ended December 31, 2016 and 2015, and unaudited financial statements of Cantaloupe Systems, Inc. as of September 30, 2017 and for the nine months ended September 30, 2017 and 2016

99.2

Unaudited Pro Forma Combined Consolidated Balance Sheet of USA Technologies, Inc. as of September 30, 2017, and Unaudited Pro Forma Combined Consolidated Statements of Operations of USA Technologies, Inc. for the fiscal year ended June 30, 2017 and the three months ended September 30, 2017

SIGNATURES

Pursuant to the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/ Stephen P. Herbert
USA TECHNOLOGIES, INC.

	By:	/s/ Stephen P. Herbert
Dated: January 24, 2018		Stephen P. Herbert, Chief Executive Officer

Index to Exhibits

Exhibit No.	Description

23.1	Consent of Independent Auditors (Moss Adams LLP)

99.1

Audited financial statements of Cantaloupe Systems, Inc. as of and for the years ended December 31, 2016 and 2015, and unaudited financial statements of Cantaloupe Systems, Inc. as of September 30, 2017 and for the nine months ended September 30, 2017 and 2016

99.2

Unaudited Pro Forma Combined Consolidated Balance Sheet of USA Technologies, Inc. as of September 30, 2017, and Unaudited Pro Forma Combined Consolidated Statements of Operations of USA Technologies, Inc. for the fiscal year ended June 30, 2017 and the three months ended September 30, 2017